                                                                     EXHIBIT 4.3
                    AMENDMENT NO. 2 TO THE CREDIT AGREEMENT
                    ---------------------------------------

     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this "AGREEMENT"), dated as of August 30, 1999, among IKON Office Solutions, Inc. (formerly known as Alco Standard corporate, and referred to herein as the "Company"), IKON Office Solutions, S.A. (Formerly known as Axion, S.A. and referred to herein as "IKON France"), IKON Office Solutions Europe PLC ("IKON U.K." and together with the Company and IKON France, collectively referred to herein as the "Borrowers"), various banks (the "Banks") and Deutsche Bank AG, New York Branch, as agent (the "Agent"). All capitalized terms defined in the hereinafter defined Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

                             W I T N E S S E T H:

     Whereas, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of August 30, 1996 (as in effect on the date hereof the "Credit Agreement:");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Amendments to the Credit Agreement.  (a) The definition of "Eurocurrency
        ----------------------------------
Rate" in Section 1.01 to the Credit Agreement is hereby amended by deleting the percentage "0.20%" and replacing it with the percentage "0.625%".

     (a) The definition of "Maturity Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting the date "August 30, 1999" and replacing it with the date "February 29, 2000".

     (b) Schedule I of the Credit Agreement is hereby amended in its entirety to the form attached hereto as Annex A.

     2. Representation and Warranties.  In order to induce the Banks and the
        -----------------------------
Agent to enter into this Amendment, each Borrower hereby represents and warrants that:

     (a) no Default or Event of Default exists or will exists as of the date hereof and after giving effect to this Amendment; and

     (b) as of the date hereof, after giving effect to this Amendment, all representations, warranties, and agreements of the Borrower contained in the Credit Agreement will be true and correct in all material respects.

     3.   GOVERNING LAW  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF

                                                                     EXHIBIT 4.3

NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

     4. Agreement Not Otherwise Amended. This Amendment is limited precisely as written and shall no be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement, any other Credit Document, or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Agent or any of them may now have or may have in the future under or in connection with the Credit therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement, any other Credit Document or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified hereby.

     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

By: /s/ Michael J. Dillon                           IKON OFFICE SOLUTIONS, INC.
    ---------------------
    Name:  Michael J. Dillon                        By: /s/  J. F. Quinn
    Title: Vice President & Controller                  ----------------
                                                        Name:  J. F. Quinn
                                                        Title:  Treasurer

By:  /s/ Carlyle Singer                              IKON OFFICE SOLUTIONS, S.A.
     ------------------
     Name:  Carlyle Singer                           By: ______________________
     Title: President Director General                   Name:
            IKON France                                  Title:

By:  /s/  David Mills
     ----------------
     Name:  David Mills
     Title:  Vice President

                                                                     EXHIBIT 4.3

By:  /s/ Michael J. Dillon                        IKON OFFICE SOLUTIONS EUROPE
     ---------------------                        PLC
     Name:  Michael J. Dillon
     Title: Vice President & Controller
                                                  By: /s/  J. F. Quinn
                                                      ----------------
                                                      Name:  J. F. Quinn
                                                      Title:  Treasurer

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH AND CAYMAN ISLANDS
                                                  BRANCH

                                                  By:  _________________________
                                                       Name:
                                                       Title:

                                                  By:  _________________________
                                                       Name:
                                                       Title:

                                                  THE FIRST NATIONAL BANK OF
                                                  CHICAGO

                                                  By:  _________________________
                                                       Name:
                                                       Title:

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH, AS AGENT

                                                  By:  _________________________
                                                       Name:
                                                       Title:

                                                  By:  _________________________
                                                       Name:
                                                       Title:

                                                                     EXHIBIT 4.3

                                                  IKON OFFICE SOLUTIONS EUROPE
                                                  PLC

                                                  By: ________________________
                                                      Name:
                                                      Title:

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH AND CAYMAN ISLANDS
                                                  BRANCH
                                                  By: /s/ Hans-Josef Thiele
                                                      ---------------------
                                                      Name: Hans-Josef Thiele
                                                      Title:  Director

                                                  By: /s/ Ira Lubinsky
                                                      ----------------
                                                      Name:  Ira Lubinsky
                                                      Title:  Vice President

                                                  THE FIRST NATIONAL BANK OF
                                                  CHICAGO

                                                  By: _________________________
                                                      Name:
                                                      Title:

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH, AS AGENT

                                                  By: /s/ Hans-Josef Thiele
                                                      ---------------------
                                                      Name: Hans-Josef Thiele
                                                      Title:  Director

                                                  By: /s/ Ira Lubinsky
                                                      ----------------
                                                      Name:  Ira Lubinsky
                                                      Title:  Vice President

                                                                     EXHIBIT 4.3

                                                  IKON OFFICE SOLUTIONS EUROPE
                                                  PLC

                                                  By: _________________________
                                                      Name:
                                                      Title:

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH AND CAYMAN ISLANDS
                                                  BRANCH

                                                  By:  ________________________
                                                       Name:
                                                       Title:

                                                  By:  ________________________
                                                       Name:
                                                       Title:

                                                  THE FIRST NATIONAL BANK OF
                                                  CHICAGO

                                                  By:  /s/ Jeffrey Lubatka
                                                       -------------------
                                                       Name:  Jeffrey Lubatka
                                                       Title:  Vice President

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH, AS AGENT

                                                  By:  ________________________
                                                       Name:
                                                       Title:

                                                  By:  ________________________
                                                       Name:
                                                       Title:

                                                                     EXHIBIT 4.3

                                                                         ANNEX A
                                                                         -------
                                                                      SCHEDULE I
                                                                      ----------


                            SCHEDULE OF COMMITMENTS
                            -----------------------

             Bank                                      Commitment
             ----                                      ----------

Deutsche Bank AG, New York Branch                           $25,000,000
   And/or Cayman Island Branch

The First National Bank of Chicago                           25,000,000
                                                            -----------
         Total Commitment                                   $50,000,000